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                                                                   Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 21, 1995 appearing on page 25 of Dell Computer Corporation's Annual Report on Form 10-K for the Fiscal Year Ended January 29, 1995.
We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/Price Waterhouse LLP
PRICE WATERHOUSE LLP
Austin, Texas

April 26, 1995